UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2009

Sepracor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19410	22-2536587
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive
Marlborough, MA		01752
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 9, 2009 and February 12, 2009, Sepracor Inc. (“Sepracor”) received notices from Teva Pharmaceuticals USA, Inc. (“Teva”) and Cobalt Laboratories Inc. (“Cobalt”), respectively, that each has filed an abbreviated new drug application (“ANDA”) with the U.S. Food and Drug Administration (“FDA”) for generic versions of eszopiclone tablets (1 mg, 2 mg and 3 mg).  Each submission includes a Paragraph IV certification alleging that one or more of Sepracor’s patents listed in the FDA publication entitled Approved Drug Products With Therapeutic Equivalence Evaluations, commonly referred to as the “Orange Book”, for LUNESTA® is invalid, unenforceable or not infringed by their respective proposed generic products.

Sepracor anticipates receipt of additional notices that other ANDAs with Paragraph IV certifications have been filed by different generic pharmaceutical companies.  Sepracor is currently contemplating commencing civil actions against Teva and Cobalt for patent infringement and will consider commencing patent infringement litigation against any other company that files an ANDA that includes a Paragraph IV certification with respect to eszopiclone.

If Sepracor commences patent infringement litigation against Teva, Cobalt and/or any others within 45 days of Sepracor’s receipt of their respective Paragraph IV notices, ANDA approval will be stayed until June 15, 2012 (or potentially 6 months thereafter if Sepracor successfully obtains a pediatric exclusivity extension) or until a court decides that Sepracor’s patents are invalid, unenforceable or not infringed, whichever is earlier.  Should Sepracor successfully enforce its patents, ANDA approval should not occur until expiration of the applicable patents, one of which may be extended by Sepracor’s outstanding patent term extension application.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements regarding potential generic competition.  Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are regulatory, legal and political conditions affecting the pharmaceutical industry and/or the ANDA approval process; the scope of Sepracor’s patents and the patents of others and the success of challenges by others of Sepracor’s patents; and certain other factors that may affect future operating results, which are detailed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 filed with the Securities and Exchange Commission and other reports filed with the SEC.

In addition, the statements in this current report on Form 8-K represent Sepracor’s expectations and beliefs as of the date of this report.  Sepracor anticipates that subsequent events and developments may cause these expectations and beliefs to change.  However, while Sepracor may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing Sepracor’s expectations or beliefs as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: February 13, 2009	By:	/s/ Andrew I. Koven
Name: Andrew I. Koven
Title: Executive Vice President, General Counsel and
Corporate Secretary